Exhibit 10.19

January 31, 2020

Jeffrey C. Hawken
c/o Kilroy Realty Corporation
12200 W. Olympic Boulevard, Suite 200
Los Angeles, CA 90064

Re:	Extension of Employment Agreement

Dear Jeff:

Reference is made to that certain Employment Agreement between you, Kilroy Realty Corporation, a Maryland corporation, and Kilroy Realty, L.P., a Delaware limited partnership, amended and restated effective as of December 31, 2015, and as subsequently amended by a letter agreement by and between such parties dated February 28, 2019 (the “Employment Agreement”). This letter is to confirm our agreement that the term of the Employment Agreement (as provided in Section 2 of the Employment Agreement) will be extended by one year so that the Term (as defined in the Employment Agreement) will end on March 1, 2021 (subject to earlier termination as provided in Sections 6 and 7 of the Employment Agreement, and subject to any further extension that may mutually be agreed to in writing).
Except as expressly set forth herein, the Employment Agreement shall remain in full force and effect in accordance with its current terms. This letter may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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If this letter accurately sets forth our agreement with respect to the foregoing matters, please sign this letter where indicated below and return it to me.

KILROY REALTY CORPORATION

By:	/s/ Tyler H. Rose
Name: Tyler H. Rose Title: Executive Vice President and Chief Financial Officer

By:	/s/ Heidi R. Roth
Name: Heidi R. Roth Title: Executive Vice President and Chief Administrative Officer

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION
Its: General Partner

By:	/s/ Tyler H. Rose
Name: Tyler H. Rose Title: Executive Vice President and Chief Financial Officer

By:	/s/ Heidi R. Roth
Name: Heidi R. Roth Title: Executive Vice President and Chief Administrative Officer

Accepted and Agreed:

/s/ Jeffrey C. Hawken
Jeffrey C. Hawken